UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	July 18, 2002

ALPHANET SOLUTIONS, INC. (Exact name of registrant as specified in charter)

New Jersey (State or other jurisdiction of incorporation)	0-27042 (Commission File Number)	22-2554535 (I.R.S. Employer Identification Number)

7 Ridgedale Avenue, Cedar Knolls, New Jersey (Address of principal executive offices)	07927 (Zip Code)

Not Applicable (Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On July 18, 2002, the Company entered into an Agreement and Mutual Releases with Stan Gang, the Chairman of the Board of Directors of the Company, relating to Mr. Gang’s retirement as the Chief Executive Officer of the Company effective December 1, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit No.	Title

10.45	Agreement and Mutual Releases, entered into by the Company and Stan Gang, the Chairman of the Board of Directors of the Company, on July 18, 2002, relating to Mr. Gang’s retirement as the Chief Executive Officer of the Company, effective December 1, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2002	ALPHANET SOLUTIONS, INC. By: WILLIAM S. MEDVE —————————————— William S. Medve Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Title

10.45	Agreement and Mutual Releases, entered into by the Company and Stan Gang, the Chairman of the Board of Directors of the Company, on July 18, 2002, relating to Mr. Gang’s retirement as the Chief Executive Officer of the Company, effective December 1, 2001.